Exhibit 10.2

Execution Version

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 24, 2026 (including the annexes, schedules, exhibits and other attachments hereto, this “Tenth Amendment”), by and among Vistra Operations Company LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and Citibank, N.A., as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement (as defined below) as modified hereby.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 4, 2022 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Tenth Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein;

WHEREAS, on April 23, 2026, the Borrower delivered to the Collateral Agent a certificate of an Authorized Officer of the Borrower pursuant to Section 9.17 of the Credit Agreement certifying that a Collateral Suspension Event (as defined in the Credit Agreement) had occurred and, as a result, the Liens granted pursuant to the Security Documents to secure the Obligations were released by the Collateral Trustee at the direction of the Collateral Agent (the “Collateral Release”);

WHEREAS, the Borrower has requested that each Guarantor be released from its Guarantee as further set forth herein and subject to the terms and conditions hereof and the Credit Agreement (as modified hereby) (the “Guarantor Release”);

WHEREAS, reference is hereby made to the Eighteenth Amendment to Credit Agreement, dated as of the date hereof, by and among, inter alios, the Borrower, the lenders party thereto, the letter of credit issuers party thereto and Citibank, N.A., as Administrative Agent and as Collateral Agent, which amends the Senior Secured Credit Agreement (the “Eighteenth Amendment to Senior Secured Credit Agreement”); and

WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the Borrower wishes to amend certain other provisions of the Credit Agreement as set forth herein, in each case, subject to the terms and conditions hereof and the Credit Agreement (as modified hereby);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A.          Consents and Amendment to Credit Agreement.

1.           Consents.

a.
Each Lender party hereto (i) acknowledges and agrees that the Amendment Drag-Along Provision shall apply to the Credit Agreement with respect to the changes to the Senior Secured Credit Agreement effected pursuant to the Eighteenth Amendment to Senior Secured Credit Agreement, mutatis mutandis and (ii) consents to the amendments to the Credit Agreement effectuated by such application of the Amendment Drag-Along Provision.  In addition, it is understood and agreed that the changes to the definition of “Applicable Revolving Margin” contained in the Eighteenth Amendment to Senior Secured Credit Agreement shall also apply to the definition of “Applicable Margin” in the Credit Agreement, mutatis mutandis.

b.
The Lenders party hereto hereby (i) consent to the Guarantor Release, (ii) acknowledge and agree that, upon the effectiveness of this Tenth Amendment, the Obligations are not guaranteed and (iii) acknowledge and agree that the Obligations are unsecured.

2.          Amendment to the Credit Agreement. Effective as of the Tenth Amendment Effective Date, and subject to the terms and conditions set forth herein, the definition of “Senior Secured Credit Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Senior Secured Credit Agreement” shall mean the Credit Agreement, dated as of October 3, 2016, among Vistra Intermediate Company LLC, as Holdings, Vistra Operations Company LLC, as the Borrower, the lenders party thereto from time to time, the letter of credit issuers party thereto from time to time, Citibank, N.A., as administrative agent and collateral agent, and the other parties thereto from time to time (as the same has been amended, restated, supplemented, waived, refinanced, replaced and/or otherwise modified from time to time on or prior to the Tenth Amendment Effective Date).  For the avoidance of doubt, unless otherwise expressly specified herein (including with respect to the Amendment Drag-Along Provision), all references in this Agreement to the Senior Secured Credit Agreement shall be deemed to be references to the Senior Secured Credit Agreement as in effect on the Tenth Amendment Effective Date (without regard for any future termination of the Senior Secured Credit Agreement).”

B.          Conditions Precedent. This Tenth Amendment shall become effective as of the first date (the “Tenth Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied (or waived by the Lenders party hereto):

1.           The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) the Borrower, (b) the Administrative Agent and the Collateral Agent and (c) each Lender.

2.         To the extent invoiced at least three Business Days prior to the Tenth Amendment Effective Date, the Borrower shall have reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Tenth Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, including the reasonable fees, charges and disbursements of counsel for the Agents as required to be paid or reimbursed pursuant to the Credit Agreement.

3.          The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to the Borrower from the Secretary of State of the State of Delaware, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated as of the Tenth Amendment Effective Date, certifying as to the accuracy (with respect to clauses (a), (b) and (c) of Section C.2 of this Tenth Amendment, in all material respects) of the matters set forth in Section C.2 of this Tenth Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated as of the Tenth Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of the Borrower executing this Tenth Amendment or any other document delivered in connection herewith on behalf of the Borrower and attaching (A) a true and complete copy of the certificate of formation of the Borrower, including all amendments thereto, as in effect on the Tenth Amendment Effective Date, certified as of a recent date by the Secretary of State of the State of Delaware, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of the limited liability company agreement of the Borrower as in effect on the Tenth Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of the Borrower authorizing the execution, delivery and performance of this Tenth Amendment, the performance of the Credit Agreement and the other Credit Documents (in each case, as modified hereby), the transactions contemplated by this Tenth Amendment and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect. Notwithstanding the foregoing, the conditions set forth in clauses (z)(A) and (z)(B) of the immediately preceding sentence may be satisfied by a certification of an Authorized Officer of the Borrower certifying that there have been no changes to the applicable Organizational Documents referred to in clauses (z)(A) and (z)(B) in the immediately preceding sentence since the versions thereof previously delivered to the Administrative Agent.

4.          No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Tenth Amendment and the transactions contemplated hereby).

5.          The Administrative Agent shall have received a certificate, dated as of the Tenth Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying that the condition in Section B.4 above has been satisfied on such date.

6.          The Administrative Agent shall have received, at least two Business Days prior to the Tenth Amendment Effective Date, all documentation and other information with respect to the Credit Parties that is requested by the Administrative Agent or a Lender party hereto and is required by regulatory authorities under applicable “know your customer” and anti‑money laundering rules and regulations, including the Patriot Act, in each case to the extent reasonably requested in writing at least 5 Business Days prior to the Tenth Amendment Effective Date by the Administrative Agent or any Lender party hereto.

C.          Other Terms.

1.          [Reserved].

2.         Borrower Certifications. By execution of this Tenth Amendment, the Borrower hereby certifies, solely with respect to itself and on behalf of the Borrower and not in his/her individual capacity, that as of the Tenth Amendment Effective Date:

(a)          the Borrower has the limited liability company power and authority to execute and deliver this Tenth Amendment and carry out the terms and provisions of this Tenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary limited liability company action to authorize the execution and delivery of this Tenth Amendment and performance of this Tenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);

(b)          the Borrower has duly executed and delivered this Tenth Amendment and each of this Tenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law);

(c)          none of the execution and delivery by the Borrower of this Tenth Amendment, the performance by the Borrower of this Tenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower or any Restricted Subsidiary pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of the Borrower;

(d)           the representations and warranties of the Borrower contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the Tenth Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Tenth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(e)           no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby; and

(f)           the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2). The applicable exclusion is 31 C.F.R. §1020.315(b)(5).

3.           [Reserved].

4.           [Reserved].

5.           [Reserved].

6.           Amendment, Modification and Waiver. This Tenth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.

7.           [Reserved].

8.         Entire Agreement. This Tenth Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

9.         GOVERNING LAW. THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10.        Severability. Any term or provision of this Tenth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Tenth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Tenth Amendment in any other jurisdiction. If any provision of this Tenth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

11.         Counterparts. This Tenth Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Tenth Amendment shall be effective as delivery of an original executed counterpart of this Tenth Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Tenth Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

12.         Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

(a)          submits for itself and its property in any legal action or proceeding relating to this Tenth Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)          consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(e)          subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section C.12 any special, exemplary, punitive or consequential damages; and

(f)            agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

13.      Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TENTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

14.         [Reserved].

15.         Miscellaneous.  This Tenth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby). The provisions of Section A of this Tenth Amendment are deemed incorporated as of the Tenth Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically modified by this Tenth Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Tenth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Tenth Amendment as of the date first set forth above.

CITIBANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Ashwani Khubani
	Name:	Ashwani Khubani
	Title:	Managing Director / Vice President

[Signature Page to Tenth Amendment]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Managing Director

By:	/s/ Armen Semizian
	Name:	Armen Semizian
	Title:	Managing Director

[Signature Page to Tenth Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher J. Heitker
	Name:	Christopher J. Heitker
	Title:	Managing Director

[Signature Page to Tenth Amendment]

BANK OF MONTREAL, as a Lender

By:	/s/ Michael Cummings
	Name:	Michael Cummings
	Title:	Managing Director

[Signature Page to Tenth Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

[Signature Page to Tenth Amendment]

BNP PARIBAS, as a Lender

By:	/s/ Miko McGuire
	Name:	Miko McGuire
	Title:	Director

By:	/s/ Gabrielle Jacquier
	Name:	Gabrielle Jacquier
	Title:	Vice President

[Signature Page to Tenth Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
	Name:	Andrew Sidford
	Title:	Managing Director

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

[Signature Page to Tenth Amendment]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Elizabeth Tosin
	Name:	Elizabeth Tosin
	Title:	Authorized Signatory

[Signature Page to Tenth Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dong Sun Shin
	Name:	Dong Sun Shin
	Title:	Authorized Officer

[Signature Page to Tenth Amendment]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Managing Director

[Signature Page to Tenth Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Tenth Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

[Signature Page to Tenth Amendment]

MUFG BANK, LTD., as a Lender

By:	/s/ Jeffrey Fesenmaier
	Name:	Jeffrey Fesenmaier
	Title:	Managing Director

[Signature Page to Tenth Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Matthew Smith
	Name:	Matthew Smith
	Title:	Authorized Signatory

[Signature Page to Tenth Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Irlen Mak
	Name:	Irlen Mak
	Title:	Executive Director

[Signature Page to Tenth Amendment]

TRUIST BANK, as a Lender

By:	/s/ Catherine Strickland
	Name:	Catherine Strickland
	Title:	Vice President

[Signature Page to Tenth Amendment]

VISTRA OPERATIONS COMPANY LLC, as Borrower

By:	/s/ William M. Quinn
	Name:	William M. Quinn
	Title:	Senior Vice President and Treasurer

[Signature Page to Tenth Amendment]